PPP LOAN	3 Months Ended	12 Months Ended
	Apr. 30, 2021	Jan. 31, 2021
PPP Loan [Abstract]
PPP LOAN

NOTE 7 – PPP LOAN

On May 2, 2020 the Company entered into a Paycheck Protection Promissory (PPP) Note Agreement whereby the lender would advance proceeds of $209,447 at a fixed rate of 1% per annum and a May 2, 2022 maturity. The loan is repayable in monthly installments of $8,818 commencing September 2, 2021 and continuing on the second day of every month thereafter until maturity when any remaining principal and interest are due and payable. At April 30, 2021 the loan is classified as $79,362 current and $130,085 long-term. The Company used the proceeds of this loans for working capital and the Company intends to use these proceeds in a manner consistent with obtaining loan forgiveness, which the Company is currently in the process of gathering the required information to file its forgiveness application and expects to have filed its application before the end of its second fiscal quarter.

NOTE 7 – PPP LOAN

On May 2, 2020 the Company entered into a Paycheck Protection Promissory (PPP) Note Agreement whereby the lender would advance proceeds of $209,447 at a fixed rate of 1% per annum and a August 2, 2023 maturity. The loan is repayable in monthly instalments of $8,818 commencing September 2, 2021 and continuing on the second day of every month thereafter until maturity when any remaining principal and interest are due and payable. At January 31, 2021 the loan is classified as $43,294 current and $166,153 long-term. The Company used the proceeds of this loans for working capital and the Company intends to use these proceeds in a manner consistent with obtaining loan forgiveness.